Exhibit 99.1 Reporting Changes Effective January 1, 2024 • JLL no longer reports the non-GAAP measures "Fee revenue" and "Fee-based operating expenses." o This change follows the conclusion of a comment letter from the Securities and Exchange Commission Staff in February 2024. o Given the absence of “Fee revenue” in our reported financials, we no longer report Adjusted EBITDA margin. o Nearly all of the information we previously provided is included in, or can be derived from, our new presentation. • The calculation of LaSalle’s assets under management (AUM) was refined to include uncalled committed capital and cash. o The discussion of revenue and associated growth rates are inclusive of Gross Contract Costs, and net non-cash MSR and mortgage banking derivative activity. This change primarily impacts our Work Dynamics segment and the Property Management business line within our Markets Advisory segment. • The definitions of Adjusted EBITDA and Adjusted net income attributable to common shareholders were updated to exclude JLL Technologies and LaSalle equity earnings/losses. o To more closely conform with the methodology of similarly titled metrics provided by other industry participants, the calculation of LaSalle’s AUM was refined to include uncalled committed capital and cash held on behalf of clients based on a new standard industry definition developed by industry groups o It is important to note that these presentation changes have no impact on how we manage our business, our Net income (loss) attributable to common shareholders, our Earnings (loss) per share (EPS) or our cash flow.

Jones Lang LaSalle Incorporated
(in millions)

Total Segment to Consolidated Reconciliation	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Revenue	**4,096.0**	**3,670.4**	**3,978.1**	**4,845.4**	**16,589.9**	**4,037.1**	**4,495.0**	**4,889.2**	**5,945.7**	**19,367.0**	**4,801.4**	**5,278.4**	**5,177.5**	**5,604.8**	**20,862.1**	**4,715.5**	**5,052.5**	**5,111.4**	**5,881.4**	**20,760.8**
Gross contract costs	**2,613.6**	**2,429.3**	**2,565.0**	**2,856.5**	**10,464.4**	**2,602.9**	**2,695.0**	**2,810.5**	**3,181.8**	**11,290.2**	**2,904.5**	**3,128.4**	**3,123.7**	**3,392.5**	**12,549.1**	**3,133.3**	**3,205.8**	**3,327.1**	**3,709.7**	**13,375.9**
Platform compensation and benefits	1,043.6	916.7	951.8	1,295.9	4,208.0	1,055.4	1,260.1	1,445.9	1,888.5	5,649.9	1,377.8	1,530.4	1,472.4	1,513.2	5,893.8	1,180.1	1,332.5	1,299.8	1,498.0	5,310.4
Platform operating, administrative and other	305.1	228.5	218.0	238.0	989.6	227.9	243.0	271.5	338.8	1,081.2	269.5	303.2	302.1	343.4	1,218.2	291.1	293.3	274.7	299.8	1,158.9
Depreciation and amortization	55.0	56.9	54.9	59.6	226.4	53.0	54.5	52.8	57.2	217.5	54.4	55.4	55.7	62.6	228.1	57.5	59.9	59.1	61.9	238.4
Total segment platform operating expenses	**1,403.7**	**1,202.1**	**1,224.7**	**1,593.5**	**5,424.0**	**1,336.3**	**1,557.6**	**1,770.2**	**2,284.5**	**6,948.6**	**1,701.7**	**1,889.0**	**1,830.2**	**1,919.2**	**7,340.1**	**1,528.7**	**1,685.7**	**1,633.6**	**1,859.7**	**6,707.7**
Restructuring and acquisition charges	14.1	28.2	33.5	66.6	142.4	17.2	18.1	15.6	33.8	84.7	19.5	25.9	21.0	38.4	104.8	35.7	11.8	31.6	21.6	100.7
Total operating expenses	**4,031.4**	**3,659.6**	**3,823.2**	**4,516.6**	**16,030.8**	**3,956.4**	**4,270.7**	**4,596.3**	**5,500.1**	**18,323.5**	**4,625.7**	**5,043.3**	**4,974.9**	**5,350.1**	**19,994.0**	**4,697.7**	**4,903.3**	**4,992.3**	**5,591.0**	**20,184.3**
Total segment operating income	**78.7**	**39.0**	**188.4**	**395.4**	**701.5**	**97.9**	**242.4**	**308.5**	**479.4**	**1,128.2**	**195.2**	**261.0**	**223.6**	**293.1**	**972.9**	**53.5**	**161.0**	**150.7**	**312.0**	**677.2**
Add:																				
Equity earnings (losses), excluding JLL Technologies and LaSalle	12.0	1.0	2.4	(0.6)	14.8	0.9	1.2	1.7	2.2	6.0	1.6	1.9	0.6	(0.1)	4.0	1.3	5.5	0.9	(0.1)	7.6
Depreciation and amortization[1]	55.0	56.9	54.9	59.6	226.4	53.0	54.5	52.8	57.2	217.5	54.4	54.4	54.7	61.7	225.2	56.5	59.0	58.1	60.8	234.4
Other income (expense)	0.9	5.2	2.7	6.5	15.3	11.8	(0.2)	1.3	(2.1)	10.8	0.2	135.3	0.5	14.3	150.3	0.1	(1.2)	3.0	3.0	4.9
Net loss (income) attributable to noncontrolling interest	(12.3)	0.9	(2.7)	(6.1)	(20.2)	0.6	0.6	0.5	0.6	2.3	1.7	(141.6)	2.1	(1.1)	(138.9)	(0.5)	(0.7)	0.4	-	(0.8)
Adjustments:																				
Net loss (gain) on disposition	-	(4.8)	-	-	(4.8)	(12.0)	-	(0.4)	-	(12.4)	-	7.5	-	-	7.5	-	1.8	(1.3)	-	0.5
Net non-cash MSR and mortgage banking derivative activity	1.6	(8.6)	(14.7)	(44.9)	(66.6)	(9.7)	(5.7)	(28.1)	(15.8)	(59.3)	3.6	(11.2)	(5.2)	1.8	(11.0)	1.8	0.6	7.1	8.7	18.2
Interest on employee loans, net of forgiveness	-	-	-	-	-	-	-	-	-	-	-	-	-	(9.7)	(9.7)	0.2	(0.9)	(1.6)	(1.3)	(3.6)
Adjusted EBITDA	**135.9**	**89.6**	**231.0**	**409.9**	**866.4**	**142.5**	**292.8**	**336.3**	**521.5**	**1,293.1**	**256.7**	**307.3**	**276.3**	**360.0**	**1,200.3**	**112.9**	**225.1**	**217.3**	**383.1**	**938.4**

Markets Advisory	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Revenue	**810.4**	**661.1**	**763.5**	**952.0**	**3,187.0**	**792.7**	**951.3**	**1,079.9**	**1,364.8**	**4,188.7**	**999.5**	**1,118.2**	**1,111.5**	**1,186.3**	**4,415.5**	**906.4**	**1,025.4**	**992.4**	**1,197.4**	**4,121.6**
Leasing	462.0	334.1	395.7	556.0	1,747.8	416.6	572.4	694.9	934.2	2,618.1	600.9	708.4	703.3	746.6	2,759.2	487.0	591.4	547.7	717.5	2,343.6
Property Management	324.6	314.2	326.5	352.6	1,317.9	347.6	347.8	351.3	391.2	1,437.9	370.5	378.2	377.8	398.8	1,525.3	400.2	409.9	419.2	445.8	1,675.1
Advisory, Consulting and Other	23.8	12.8	41.3	43.4	121.3	28.5	31.1	33.7	39.4	132.7	28.1	31.6	30.4	40.9	131.0	19.2	24.1	25.5	34.1	102.9
Gross contract costs	**226.2**	**197.4**	**232.8**	**233.1**	**889.5**	**240.1**	**240.3**	**242.9**	**263.7**	**987.0**	**258.3**	**262.4**	**263.6**	**271.0**	**1,055.3**	**279.1**	**284.3**	**288.4**	**301.8**	**1,153.6**
Leasing	3.7	2.6	4.6	4.6	15.5	4.4	3.8	5.8	5.6	19.6	4.0	4.9	6.9	6.7	22.5	4.5	3.4	5.2	8.2	21.3
Property Management	217.9	205.9	214.0	226.7	864.5	233.3	233.1	235.4	257.4	959.2	251.9	256.0	254.9	262.3	1,025.1	273.1	278.9	280.8	290.6	1,123.4
Advisory, Consulting and Other	4.6	(11.1)	14.2	1.8	9.5	2.4	3.4	1.7	0.7	8.2	2.4	1.5	1.8	2.0	7.7	1.5	2.0	2.4	3.0	8.9
Platform compensation and benefits	413.7	355.4	366.5	513.3	1,648.9	406.0	518.4	600.2	775.0	2,299.6	540.8	618.5	620.4	654.0	2,433.7	461.0	546.4	531.2	639.6	2,178.2
Platform operating, administrative and other	94.1	74.4	72.5	76.4	317.4	80.5	81.2	88.7	111.3	361.7	91.9	103.8	96.9	112.4	405.0	93.6	93.3	86.5	94.9	368.3
Depreciation and amortization	16.5	17.3	16.3	17.9	68.0	15.9	16.7	16.4	20.4	69.4	17.1	17.3	17.6	21.5	73.5	17.1	17.4	16.9	18.2	69.6
Total segment platform operating expenses	**524.3**	**447.1**	**455.3**	**607.6**	**2,034.3**	**502.4**	**616.3**	**705.3**	**906.7**	**2,730.7**	**649.8**	**739.6**	**734.9**	**787.9**	**2,912.2**	**571.7**	**657.1**	**634.6**	**752.7**	**2,616.1**
Total segment operating expenses	**750.5**	**644.5**	**688.1**	**840.7**	**2,923.8**	**742.5**	**856.6**	**948.2**	**1,170.4**	**3,717.7**	**908.1**	**1,002.0**	**998.5**	**1,058.9**	**3,967.5**	**850.8**	**941.4**	**923.0**	**1,054.5**	**3,769.7**
Segment operating income (loss)	**59.9**	**16.6**	**75.4**	**111.3**	**263.2**	**50.2**	**94.7**	**131.7**	**194.4**	**471.0**	**91.4**	**116.2**	**113.0**	**127.4**	**448.0**	**55.6**	**84.0**	**69.4**	**142.9**	**351.9**
Add:																				
Equity earnings (losses)	12.6	0.5	1.3	(0.7)	13.7	0.4	0.1	0.1	0.1	0.7	0.5	0.4	(0.2)	(1.0)	(0.3)	0.3	(0.1)	0.1	(0.8)	(0.5)
Depreciation and amortization[1]	16.5	17.3	16.3	17.9	68.0	15.9	16.7	16.4	20.4	69.4	17.1	16.3	16.6	20.6	70.6	16.1	16.5	15.9	17.1	65.6
Other income (expense)	0.7	5.5	3.1	8.9	18.2	(1.1)	1.7	0.6	1.4	2.6	0.2	132.3	0.4	10.0	142.9	0.3	(1.6)	1.8	2.0	2.5
Net loss (income) attributable to noncontrolling interest	(12.3)	0.8	(2.8)	(6.2)	(20.5)	0.6	0.7	0.8	1.1	3.2	2.0	(141.7)	2.3	(0.8)	(138.2)	(0.2)	(0.4)	(0.2)	-	(0.8)
Adjustments:																				
Net loss (gain) on disposition	-	(4.8)	-	-	(4.8)	-	-	(0.4)	-	(0.4)	-	10.5	-	-	10.5	-	1.8	(0.9)	-	0.9
Interest on employee loans, net of forgiveness	-	-	-	-	-	-	-	-	-	-	-	-	-	(6.0)	(6.0)	(0.5)	(0.8)	(1.0)	(0.7)	(3.0)
Adjusted EBITDA	**77.4**	**35.9**	**93.3**	**131.2**	**337.8**	**66.0**	**113.9**	**149.2**	**217.4**	**546.5**	**111.2**	**134.0**	**132.1**	**150.2**	**527.5**	**71.6**	**99.4**	**85.1**	**160.5**	**416.6**

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Capital Markets																				
Revenue	**420.7**	**293.6**	**366.7**	**682.5**	**1,763.5**	**411.7**	**552.1**	**680.3**	**976.4**	**2,620.5**	**600.6**	**684.5**	**595.2**	**607.9**	**2,488.2**	**357.1**	**448.0**	**435.8**	**537.1**	**1,778.0**
Investment Sales, Debt/Equity Advisory and Other	328.5	198.9	267.7	546.0	1,341.1	302.0	430.1	554.7	824.2	2,111.0	476.1	549.7	465.0	464.6	1,955.4	240.6	319.5	310.2	391.3	1,261.6
Value and Risk Advisory	65.7	68.9	70.6	105.8	311.0	79.7	91.4	87.1	111.1	369.3	84.6	94.4	89.7	106.2	374.9	79.1	89.5	87.5	107.7	363.8
Loan Servicing	26.5	25.8	28.4	30.7	111.4	30.0	30.6	38.5	41.1	140.2	39.9	40.4	40.5	37.1	157.9	37.4	39.0	38.1	38.1	152.6
Gross contract costs	**12.4**	**8.7**	**10.1**	**11.6**	**42.8**	**8.8**	**12.9**	**13.0**	**13.3**	**48.0**	**12.7**	**12.6**	**10.9**	**10.8**	**47.0**	**9.3**	**13.1**	**11.5**	**13.6**	**47.5**
Investment Sales, Debt/Equity Advisory and Other	10.5	7.2	7.5	8.6	33.8	6.3	11.0	10.0	11.2	38.5	11.2	10.5	7.7	8.3	37.7	7.2	10.2	8.4	9.0	34.8
Value and Risk Advisory	1.9	1.4	2.6	3.0	8.9	2.5	1.9	3.0	2.1	9.5	1.5	2.1	3.2	2.5	9.3	2.1	2.9	3.1	4.6	12.7
Loan Servicing	-	(0.1)	-	-	(0.1)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Platform compensation and benefits	280.6	227.5	254.0	426.1	1,188.2	299.7	371.0	447.5	649.4	1,767.6	418.2	469.9	430.6	408.4	1,727.1	283.9	335.4	323.8	394.6	1,337.7
Platform operating, administrative and other	92.7	40.7	41.3	42.9	217.6	35.9	41.4	55.5	71.4	204.2	55.9	64.8	66.0	76.5	263.2	56.1	69.2	58.3	62.5	246.1
Depreciation and amortization	17.0	17.4	17.2	18.2	69.8	15.9	16.7	15.1	15.4	63.1	15.6	15.4	15.2	15.4	61.6	15.9	16.2	16.4	17.1	65.6
Total segment platform operating expenses	**390.3**	**285.6**	**312.5**	**487.2**	**1,475.6**	**351.5**	**429.1**	**518.1**	**736.2**	**2,034.9**	**489.7**	**550.1**	**511.8**	**500.3**	**2,051.9**	**355.9**	**420.8**	**398.5**	**474.2**	**1,649.4**
Total segment operating expenses	**402.7**	**294.3**	**322.6**	**498.8**	**1,518.4**	**360.3**	**442.0**	**531.1**	**749.5**	**2,082.9**	**502.4**	**562.7**	**522.7**	**511.1**	**2,098.9**	**365.2**	**433.9**	**410.0**	**487.8**	**1,696.9**
Segment operating income (loss)	**18.0**	**(0.7)**	**44.1**	**183.7**	**245.1**	**51.4**	**110.1**	**149.2**	**226.9**	**537.6**	**98.2**	**121.8**	**72.5**	**96.8**	**389.3**	**(8.1)**	**14.1**	**25.8**	**49.3**	**81.1**
Add:																				
Equity earnings (losses)	-	0.3	0.7	0.4	1.4	0.4	1.4	1.3	1.8	4.9	0.8	0.6	0.7	1.0	3.1	0.6	4.8	0.7	0.6	6.7
Depreciation and amortization	17.0	17.4	17.2	18.2	69.8	15.9	16.7	15.1	15.4	63.1	15.6	15.4	15.2	15.4	61.6	15.9	16.2	16.4	17.1	65.6
Other income (expense)	0.4	(0.1)	-	(2.2)	(1.9)	1.1	(1.7)	0.9	(3.4)	(3.1)	-	0.1	-	4.6	4.7	(0.2)	0.4	1.3	1.0	2.5
Adjustments:																				
Net non-cash MSR and mortgage banking derivative activity	1.6	(8.6)	(14.7)	(44.9)	(66.6)	(9.7)	(5.7)	(28.1)	(15.8)	(59.3)	3.6	(11.2)	(5.2)	1.8	(11.0)	1.8	0.6	7.1	8.7	18.2
Net loss (gain) on disposition	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(0.4)	-	(0.4)
Interest on employee loans, net of forgiveness	-	-	-	-	-	-	-	-	-	-	-	-	-	(3.7)	(3.7)	0.7	(0.1)	(0.6)	(0.6)	(0.6)
Adjusted EBITDA	**37.0**	**8.3**	**47.3**	**155.2**	**247.8**	**59.1**	**120.8**	**138.4**	**224.9**	**543.2**	**118.2**	**126.7**	**83.2**	**115.9**	**444.0**	**10.7**	**36.0**	**50.3**	**76.1**	**173.1**

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Work Dynamics																				
Revenue	**2,720.8**	**2,578.0**	**2,700.2**	**3,062.5**	**11,061.5**	**2,698.1**	**2,836.2**	**2,960.4**	**3,396.8**	**11,891.5**	**3,033.6**	**3,310.5**	**3,289.8**	**3,634.6**	**13,268.5**	**3,276.2**	**3,374.6**	**3,514.2**	**3,966.1**	**14,131.1**
Workplace Management	2,025.8	1,948.4	1,962.9	2,175.1	8,112.2	2,048.4	2,107.2	2,138.4	2,437.5	8,731.5	2,320.4	2,434.0	2,429.1	2,635.7	9,819.2	2,497.2	2,553.4	2,637.1	3,018.5	10,706.2
Project Management	604.4	536.8	631.6	757.4	2,530.2	551.8	617.8	707.8	807.5	2,684.9	612.3	754.8	748.3	856.9	2,972.3	676.3	703.2	747.0	798.3	2,924.8
Portfolio Services and Other	90.6	92.8	105.7	130.0	419.1	97.9	111.2	114.2	151.8	475.1	100.9	121.7	112.4	142.0	477.0	102.7	118.0	130.1	149.3	500.1
Gross contract costs	**2,358.8**	**2,210.6**	**2,308.9**	**2,596.4**	**9,474.7**	**2,334.6**	**2,427.7**	**2,543.8**	**2,893.2**	**10,199.3**	**2,623.1**	**2,843.5**	**2,836.9**	**3,100.3**	**11,403.8**	**2,834.2**	**2,896.8**	**3,016.5**	**3,383.9**	**12,131.4**
Workplace Management	1,895.5	1,802.2	1,808.2	2,006.0	7,511.9	1,895.0	1,942.3	1,978.4	2,260.9	8,076.6	2,138.4	2,249.1	2,245.5	2,433.4	9,066.4	2,314.0	2,365.2	2,442.0	2,778.6	9,899.8
Project Management	419.3	363.1	454.2	542.5	1,779.1	388.6	433.3	514.2	574.6	1,910.7	436.6	539.9	538.3	606.8	2,121.6	465.4	473.5	517.4	540.1	1,996.4
Portfolio Services and Other	44.0	45.3	46.5	47.9	183.7	51.0	52.1	51.2	57.7	212.0	48.1	54.5	53.1	60.1	215.8	54.8	58.1	57.1	65.2	235.2
Platform compensation and benefits	251.0	240.5	232.4	260.5	984.4	249.6	258.9	278.1	316.8	1,103.4	281.8	304.0	285.0	331.5	1,202.3	305.0	321.0	332.9	346.2	1,305.1
Platform operating, administrative and other	97.5	95.1	85.7	96.0	374.3	89.1	98.1	101.1	118.5	406.8	93.8	106.3	114.6	118.2	432.9	111.5	101.2	103.3	115.6	431.6
Depreciation and amortization	17.0	17.4	16.7	16.9	68.0	16.2	16.8	16.9	16.3	66.2	16.5	17.0	17.6	20.0	71.1	19.3	19.9	19.7	20.3	79.2
Total segment platform operating expenses	**365.5**	**353.0**	**334.8**	**373.4**	**1,426.7**	**354.9**	**373.8**	**396.1**	**451.6**	**1,576.4**	**392.1**	**427.3**	**417.2**	**469.7**	**1,706.3**	**435.8**	**442.1**	**455.9**	**482.1**	**1,815.9**
Total segment operating expenses	**2,724.3**	**2,563.6**	**2,643.7**	**2,969.8**	**10,901.4**	**2,689.5**	**2,801.5**	**2,939.9**	**3,344.8**	**11,775.7**	**3,015.2**	**3,270.8**	**3,254.1**	**3,570.0**	**13,110.1**	**3,270.0**	**3,338.9**	**3,472.4**	**3,866.0**	**13,947.3**
Segment operating income (loss)	**(3.5)**	**14.4**	**56.5**	**92.7**	**160.1**	**8.6**	**34.7**	**20.5**	**52.0**	**115.8**	**18.4**	**39.7**	**35.7**	**64.6**	**158.4**	**6.2**	**35.7**	**41.8**	**100.1**	**183.8**
Add:																				
Equity earnings (losses)	(0.6)	0.2	0.4	(0.3)	(0.3)	0.1	(0.3)	0.3	0.3	0.4	0.3	0.9	0.1	(0.1)	1.2	0.4	0.8	0.1	0.1	1.4
Depreciation and amortization	17.0	17.4	16.7	16.9	68.0	16.2	16.8	16.9	16.3	66.2	16.5	17.0	17.6	20.0	71.1	19.3	19.9	19.7	20.3	79.2
Other income (expense)	-	-	(0.2)	-	(0.2)	-	-	-	-	-	-	-	0.1	(0.3)	(0.2)	-	-	-	-	-
Net loss (income) attributable to noncontrolling interest	-	-	-	-	-	-	-	-	-	-	-	-	(0.1)	(0.3)	(0.4)	(0.2)	(0.2)	-	-	(0.4)
Adjusted EBITDA	**12.9**	**32.0**	**73.4**	**109.3**	**227.6**	**24.9**	**51.2**	**37.7**	**68.6**	**182.4**	**35.2**	**57.6**	**53.4**	**83.9**	**230.1**	**25.7**	**56.2**	**61.6**	**120.5**	**264.0**

JLL Technologies	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Revenue	**39.2**	**37.8**	**37.4**	**41.7**	**156.1**	**43.4**	**39.6**	**38.8**	**44.4**	**166.2**	**49.4**	**50.7**	**56.5**	**57.3**	**213.9**	**61.4**	**60.6**	**58.9**	**65.5**	**246.4**
Gross contract costs	9.9	7.7	8.7	10.0	36.3	13.5	6.8	4.4	4.3	29.0	4.1	2.7	3.8	3.1	13.7	3.6	4.1	3.3	3.5	14.5
Platform compensation and benefits	31.6	31.1	31.3	32.0	126.0	38.5	40.0	40.6	50.1	169.2	62.2	65.8	57.7	54.6	240.3	61.3	45.3	48.7	45.4	200.7
Platform operating, administrative and other	8.1	7.1	7.7	9.7	32.6	12.0	10.5	11.8	21.1	55.4	14.2	13.9	11.3	18.0	57.4	14.7	12.5	12.6	10.5	50.3
Depreciation and amortization	2.2	2.5	2.4	4.2	11.3	2.9	2.2	2.2	3.2	10.5	3.8	3.9	3.7	4.0	15.4	3.9	4.1	3.9	4.0	15.9
Total segment platform operating expenses	**41.9**	**40.7**	**41.4**	**45.9**	**169.9**	**53.4**	**52.7**	**54.6**	**74.4**	**235.1**	**80.2**	**83.6**	**72.7**	**76.6**	**313.1**	**79.9**	**61.9**	**65.2**	**59.9**	**266.9**
Total segment operating expenses	**51.8**	**48.4**	**50.1**	**55.9**	**206.2**	**66.9**	**59.5**	**59.0**	**78.7**	**264.1**	**84.3**	**86.3**	**76.5**	**79.7**	**326.8**	**83.5**	**66.0**	**68.5**	**63.4**	**281.4**
Segment operating income (loss)	**(12.6)**	**(10.6)**	**(12.7)**	**(14.2)**	**(50.1)**	**(23.5)**	**(19.9)**	**(20.2)**	**(34.3)**	**(97.9)**	**(34.9)**	**(35.6)**	**(20.0)**	**(22.4)**	**(112.9)**	**(22.1)**	**(5.4)**	**(9.6)**	**2.1**	**(35.0)**
Add:																				
Depreciation and amortization	2.2	2.5	2.4	4.2	11.3	2.9	2.2	2.2	3.2	10.5	3.8	3.9	3.7	4.0	15.4	3.9	4.1	3.9	4.0	15.9
Other income (expense)	-	-	-	-	-	12.0	-	-	0.1	12.1	-	2.9	-	0.1	3.0	-	-	-	-	-
Adjustments:																				
Net loss (gain) on disposition	-	-	-	-	-	(12.0)	-	-	-	(12.0)	-	(3.0)	-	-	(3.0)	-	-	-	-	-
Adjusted EBITDA[2]	**(10.4)**	**(8.1)**	**(10.3)**	**(10.0)**	**(38.8)**	**(20.6)**	**(17.7)**	**(18.0)**	**(31.0)**	**(87.3)**	**(31.1)**	**(31.8)**	**(16.3)**	**(18.3)**	**(97.5)**	**(18.2)**	**(1.3)**	**(5.7)**	**6.1**	**(19.1)**
Equity earnings (losses)	-	2.5	4.1	(0.9)	5.7	34.6	16.2	7.3	82.6	140.7	18.8	44.7	1.0	(17.9)	46.6	4.9	(103.9)	(3.0)	(75.0)	(177.0)

LaSalle	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Revenue	**104.9**	**99.9**	**110.3**	**106.7**	**421.8**	**91.2**	**115.8**	**129.8**	**163.3**	**500.1**	**118.3**	**114.5**	**124.5**	**118.7**	**476.0**	**114.4**	**143.9**	**110.1**	**115.3**	**483.7**
Advisory Fees	85.6	80.9	84.6	85.3	336.4	83.5	89.6	97.3	94.3	364.7	97.0	103.2	102.6	101.8	404.6	100.5	103.1	102.7	99.9	406.2
Transaction Fees & Other	13.6	4.8	17.7	7.8	43.9	7.7	11.0	10.2	12.6	41.5	17.1	10.3	10.0	7.4	44.8	10.4	5.0	7.4	7.2	30.0
Incentive Fees	5.7	14.2	8.0	13.6	41.5	-	15.2	22.3	56.4	93.9	4.2	1.0	11.9	9.5	26.6	3.5	35.8	-	8.2	47.5
Gross contract costs	6.3	4.9	4.5	5.4	21.1	5.9	7.3	6.4	7.3	26.9	6.3	7.2	8.5	7.3	29.3	7.1	7.5	7.4	6.9	28.9
Platform compensation and benefits	66.7	62.2	67.6	64.0	260.5	61.6	71.8	79.5	97.2	310.1	74.8	72.2	78.7	64.7	290.4	68.9	84.4	63.2	72.2	288.7
Platform operating, administrative and other	12.7	11.2	10.8	13.0	47.7	10.4	11.8	14.4	16.5	53.1	13.7	14.4	13.3	18.3	59.7	15.2	17.1	14.0	16.3	62.6
Depreciation and amortization	2.3	2.3	2.3	2.4	9.3	2.1	2.1	2.2	1.9	8.3	1.4	1.8	1.6	1.7	6.5	1.3	2.3	2.2	2.3	8.1
Total segment platform operating expenses	**81.7**	**75.7**	**80.7**	**79.4**	**317.5**	**74.1**	**85.7**	**96.1**	**115.6**	**371.5**	**89.9**	**88.4**	**93.6**	**84.7**	**356.6**	**85.4**	**103.8**	**79.4**	**90.8**	**359.4**
Total segment operating expenses	**88.0**	**80.6**	**85.2**	**84.8**	**338.6**	**80.0**	**93.0**	**102.5**	**122.9**	**398.4**	**96.2**	**95.6**	**102.1**	**92.0**	**385.9**	**92.5**	**111.3**	**86.8**	**97.7**	**388.3**
Segment operating income (loss)	**16.9**	**19.3**	**25.1**	**21.9**	**83.2**	**11.2**	**22.8**	**27.3**	**40.4**	**101.7**	**22.1**	**18.9**	**22.4**	**26.7**	**90.1**	**21.9**	**32.6**	**23.3**	**17.6**	**95.4**
Add:																				
Depreciation and amortization	2.3	2.3	2.3	2.4	9.3	2.1	2.1	2.2	1.9	8.3	1.4	1.8	1.6	1.7	6.5	1.3	2.3	2.2	2.3	8.1
Other income (expense)	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)	-	-	-	(0.1)	(0.1)	-	-	(0.1)	-	(0.1)
Net loss (income) attributable to noncontrolling interest	-	0.1	0.1	0.1	0.3	-	(0.1)	(0.3)	(0.5)	(0.9)	(0.3)	0.1	(0.1)	-	(0.3)	(0.1)	(0.1)	0.6	-	0.4
Adjusted EBITDA[2]	**19.0**	**21.5**	**27.3**	**24.2**	**92.0**	**13.1**	**24.6**	**29.0**	**41.6**	**108.3**	**23.2**	**20.8**	**23.9**	**28.3**	**96.2**	**23.1**	**34.8**	**26.0**	**19.9**	**103.8**
Equity earnings (losses)	(40.3)	11.2	8.5	8.1	(12.5)	13.0	23.4	8.4	17.9	62.7	(1.9)	7.0	(1.1)	(3.6)	0.4	(8.8)	(5.1)	(9.1)	(1.7)	(24.7)

Segment Summary	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Revenue																				
Markets Advisory	810.4	661.1	763.5	952.0	3,187.0	792.7	951.3	1,079.9	1,364.8	4,188.7	999.5	1,118.2	1,111.5	1,186.3	4,415.5	906.4	1,025.4	992.4	1,197.4	4,121.6
Capital Markets	420.7	293.6	366.7	682.5	1,763.5	411.7	552.1	680.3	976.4	2,620.5	600.6	684.5	595.2	607.9	2,488.2	357.1	448.0	435.8	537.1	1,778.0
Work Dynamics	2,720.8	2,578.0	2,700.2	3,062.5	11,061.5	2,698.1	2,836.2	2,960.4	3,396.8	11,891.5	3,033.6	3,310.5	3,289.8	3,634.6	13,268.5	3,276.2	3,374.6	3,514.2	3,966.1	14,131.1
JLL Technologies	39.2	37.8	37.4	41.7	156.1	43.4	39.6	38.8	44.4	166.2	49.4	50.7	56.5	57.3	213.9	61.4	60.6	58.9	65.5	246.4
LaSalle	104.9	99.9	110.3	106.7	421.8	91.2	115.8	129.8	163.3	500.1	118.3	114.5	124.5	118.7	476.0	114.4	143.9	110.1	115.3	483.7
Gross contract costs																				
Markets Advisory	226.2	197.4	232.8	233.1	889.5	240.1	240.3	242.9	263.7	987.0	258.3	262.4	263.6	271.0	1,055.3	279.1	284.3	288.4	301.8	1,153.6
Capital Markets	12.4	8.7	10.1	11.6	42.8	8.8	12.9	13.0	13.3	48.0	12.7	12.6	10.9	10.8	47.0	9.3	13.1	11.5	13.6	47.5
Work Dynamics	2,358.8	2,210.6	2,308.9	2,596.4	9,474.7	2,334.6	2,427.7	2,543.8	2,893.2	10,199.3	2,623.1	2,843.5	2,836.9	3,100.3	11,403.8	2,834.2	2,896.8	3,016.5	3,383.9	12,131.4
JLL Technologies	9.9	7.7	8.7	10.0	36.3	13.5	6.8	4.4	4.3	29.0	4.1	2.7	3.8	3.1	13.7	3.6	4.1	3.3	3.5	14.5
LaSalle	6.3	4.9	4.5	5.4	21.1	5.9	7.3	6.4	7.3	26.9	6.3	7.2	8.5	7.3	29.3	7.1	7.5	7.4	6.9	28.9
Adjusted EBITDA																				
Markets Advisory	77.4	35.9	93.3	131.2	337.8	66.0	113.9	149.2	217.4	546.5	111.2	134.0	132.1	150.2	527.5	71.6	99.4	85.1	160.5	416.6
Capital Markets	37.0	8.3	47.3	155.2	247.8	59.1	120.8	138.4	224.9	543.2	118.2	126.7	83.2	115.9	444.0	10.7	36.0	50.3	76.1	173.1
Work Dynamics	12.9	32.0	73.4	109.3	227.6	24.9	51.2	37.7	68.6	182.4	35.2	57.6	53.4	83.9	230.1	25.7	56.2	61.6	120.5	264.0
JLL Technologies[2]	(10.4)	(8.1)	(10.3)	(10.0)	(38.8)	(20.6)	(17.7)	(18.0)	(31.0)	(87.3)	(31.1)	(31.8)	(16.3)	(18.3)	(97.5)	(18.2)	(1.3)	(5.7)	6.1	(19.1)
LaSalle[2]	19.0	21.5	27.3	24.2	92.0	13.1	24.6	29.0	41.6	108.3	23.2	20.8	23.9	28.3	96.2	23.1	34.8	26.0	19.9	103.8

(1) This adjustment excludes the noncontrolling interest portion of amortization of acquisition-related intangibles which is not attributable to common shareholders.

(2) JLL Technologies and LaSalle Adjusted EBITDA excludes Equity (losses) earnings

Jones Lang LaSalle Incorporated
(in millions, except share and per share data)

Consolidated Statement of Operations	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Revenue	**4,096.0**	**3,670.4**	**3,978.1**	**4,845.4**	**16,589.9**	**4,037.1**	**4,495.0**	**4,889.2**	**5,945.7**	**19,367.0**	**4,801.4**	**5,278.4**	**5,177.5**	**5,604.8**	**20,862.1**	**4,715.5**	**5,052.5**	**5,111.4**	**5,881.4**	**20,760.8**
Operating expenses:																				
Compensation and benefits	1,942.1	1,772.0	1,809.3	2,184.8	7,708.2	1,989.0	2,208.8	2,416.1	2,921.6	9,535.5	2,410.8	2,554.4	2,496.2	2,549.4	10,010.8	2,253.0	2,417.0	2,434.6	2,666.1	9,770.7
Operating, administrative and other	2,020.2	1,802.5	1,925.5	2,205.6	7,953.8	1,897.2	1,989.3	2,111.8	2,487.5	8,485.8	2,141.0	2,407.6	2,402.0	2,699.7	9,650.3	2,351.5	2,414.6	2,467.0	2,841.4	10,074.5
Depreciation and amortization	55.0	56.9	54.9	59.6	226.4	53.0	54.5	52.8	57.2	217.5	54.4	55.4	55.7	62.6	228.1	57.5	59.9	59.1	61.9	238.4
Restructuring and acquisition charges	14.1	28.2	33.5	66.6	142.4	17.2	18.1	15.6	33.8	84.7	19.5	25.9	21.0	38.4	104.8	35.7	11.8	31.6	21.6	100.7
Total operating expenses	**4,031.4**	**3,659.6**	**3,823.2**	**4,516.6**	**16,030.8**	**3,956.4**	**4,270.7**	**4,596.3**	**5,500.1**	**18,323.5**	**4,625.7**	**5,043.3**	**4,974.9**	**5,350.1**	**19,994.0**	**4,697.7**	**4,903.3**	**4,992.3**	**5,591.0**	**20,184.3**
Operating income	64.6	10.8	154.9	328.8	559.1	80.7	224.3	292.9	445.6	1,043.5	175.7	235.1	202.6	254.7	868.1	17.8	149.2	119.1	290.4	576.5
Interest expense, net of interest income	14.6	14.9	12.3	11.0	52.8	10.4	10.6	9.6	9.5	40.1	10.2	15.7	23.2	26.1	75.2	26.3	40.5	37.1	31.5	135.4
Equity (losses) earnings	(28.3)	14.7	15.0	6.6	8.0	48.5	40.8	17.4	102.7	209.4	18.5	53.6	0.5	(21.6)	51.0	(2.6)	(103.5)	(11.2)	(76.8)	(194.1)
Other income (expense)	0.9	5.2	2.7	6.5	15.3	11.8	(0.2)	1.3	(2.1)	10.8	0.2	135.3	0.5	14.3	150.3	0.1	(1.2)	3.0	3.0	4.9
Income (loss) before income taxes and noncontrolling interest	**22.6**	**15.8**	**160.3**	**330.9**	**529.6**	**130.6**	**254.3**	**302.0**	**536.7**	**1,223.6**	**184.2**	**408.3**	**180.4**	**221.3**	**994.2**	**(11.0)**	**4.0**	**73.8**	**185.1**	**251.9**
Income tax provision (benefit)	5.0	1.5	25.7	74.7	106.9	28.2	54.9	65.3	115.9	264.3	40.3	72.8	42.3	45.4	200.8	(2.3)	0.8	14.5	12.7	25.7
Net income (loss)	**17.6**	**14.3**	**134.6**	**256.2**	**422.7**	**102.4**	**199.4**	**236.7**	**420.8**	**959.3**	**143.9**	**335.5**	**138.1**	**175.9**	**793.4**	**(8.7)**	**3.2**	**59.3**	**172.4**	**226.2**
Net income (loss) attributable to noncontrolling interest	12.3	(0.9)	2.7	6.1	20.2	(0.6)	(0.6)	(0.5)	(0.6)	(2.3)	(1.7)	141.6	(2.1)	1.1	138.9	0.5	0.7	(0.4)	-	0.8
Net income (loss) attributable to common shareholders	**5.3**	**15.2**	**131.9**	**250.1**	**402.5**	**103.0**	**200.0**	**237.2**	**421.4**	**961.6**	**145.6**	**193.9**	**140.2**	**174.8**	**654.5**	**(9.2)**	**2.5**	**59.7**	**172.4**	**225.4**
Basic earnings (loss) per common share	0.10	0.29	2.55	4.88	7.79	2.01	3.90	4.67	8.37	18.89	2.92	3.98	2.93	3.68	13.51	(0.19)	0.05	1.25	3.63	4.73
Basic weighted average shares outstanding (in 000's)	**51,612**	**51,635**	**51,761**	**51,222**	**51,683**	**51,173**	**51,288**	**50,851**	**50,373**	**50,917**	**49,781**	**48,718**	**47,863**	**47,480**	**48,453**	**47,555**	**47,748**	**47,662**	**47,548**	**47,628**
Diluted earnings (loss) per common share	0.10	0.29	2.52	4.80	7.70	1.97	3.82	4.57	8.16	18.47	2.86	3.90	2.88	3.62	13.27	(0.19)	0.05	1.23	3.57	4.67
Diluted weighted average shares outstanding (in 000's)	**52,458**	**52,173**	**52,247**	**52,075**	**52,282**	**52,175**	**52,324**	**51,944**	**51,619**	**52,071**	**50,957**	**49,651**	**48,629**	**48,263**	**49,341**	**47,555**	**48,334**	**48,394**	**48,324**	**48,288**

Reconciliation of Net income (loss) attributable to common shareholders to EBITDA and Adjusted EBITDA	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Net income (loss) attributable to common shareholders	5.3	15.2	131.9	250.1	402.5	103.0	200.0	237.2	421.4	961.6	145.6	193.9	140.2	174.8	654.5	(9.2)	2.5	59.7	172.4	225.4
Add:																				
Interest expense, net of interest income	14.6	14.9	12.3	11.0	52.8	10.4	10.6	9.6	9.5	40.1	10.2	15.7	23.2	26.1	75.2	26.3	40.5	37.1	31.5	135.4
Income tax provision (benefit)	5.0	1.5	25.7	74.7	106.9	28.2	54.9	65.3	115.9	264.3	40.3	72.8	42.3	45.4	200.8	(2.3)	0.8	14.5	12.7	25.7
Depreciation and amortization[(a)]	55.0	56.9	54.9	59.6	226.4	53.0	54.5	52.8	57.2	217.5	54.4	54.4	54.7	61.7	225.2	56.5	59.0	58.1	60.8	234.4
EBITDA	**79.9**	**88.5**	**224.8**	**395.4**	**788.6**	**194.6**	**320.0**	**364.9**	**604.0**	**1,483.5**	**250.5**	**336.8**	**260.4**	**308.0**	**1,155.7**	**71.3**	**102.8**	**169.4**	**277.4**	**620.9**
Adjustments:																			-	
Restructuring and acquisition charges	14.1	28.2	33.5	66.6	142.4	17.2	18.1	15.6	33.8	84.7	19.5	25.9	21.0	38.4	104.8	35.7	11.8	31.6	21.6	100.7
Net loss (gain) on disposition	-	(4.8)	-	-	(4.8)	(12.0)	-	(0.4)	-	(12.4)	-	7.5	-	-	7.5	-	1.8	(1.3)	-	0.5
Net non-cash MSR and mortgage banking derivative activity	1.6	(8.6)	(14.7)	(44.9)	(66.6)	(9.7)	(5.7)	(28.1)	(15.8)	(59.3)	3.6	(11.2)	(5.2)	1.8	(11.0)	1.8	0.6	7.1	8.7	18.2
Interest on employee loans, net of forgiveness	-	-	-	-	-	-	-	-	-	-	-	-	-	(9.7)	(9.7)	0.2	(0.9)	(1.6)	(1.3)	(3.6)
Equity losses (earnings) - JLL Technologies and LaSalle	40.3	(13.7)	(12.6)	(7.2)	6.8	(47.6)	(39.6)	(15.7)	(100.5)	(203.4)	(16.9)	(51.7)	0.1	21.5	(47.0)	3.9	109.0	12.1	76.7	201.7
Adjusted EBITDA	**135.9**	**89.6**	**231.0**	**409.9**	**866.4**	**142.5**	**292.8**	**336.3**	**521.5**	**1,293.1**	**256.7**	**307.3**	**276.3**	**360.0**	**1,200.3**	**112.9**	**225.1**	**217.3**	**383.1**	**938.4**

Reconciliation to Adjusted net income and components of Adjusted diluted earnings per share	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Net income (loss) attributable to common shareholders	5.3	15.2	131.9	250.1	402.5	103.0	200.0	237.2	421.4	961.6	145.6	193.9	140.2	174.8	654.5	(9.2)	2.5	59.7	172.4	225.4
Diluted shares (in 000's)	52,458	52,173	52,247	52,075	52,282	52,175	52,324	51,944	51,619	52,071	50,957	49,651	48,629	48,263	49,341	47,555	48,334	48,394	48,324	48,288
Diluted earnings (loss) per share	0.10	0.29	2.52	4.80	7.70	1.97	3.82	4.57	8.16	18.47	2.86	3.90	2.88	3.62	13.27	(0.19)	0.05	1.23	3.57	4.67
Net income (loss) attributable to common shareholders	**5.3**	**15.2**	**131.9**	**250.1**	**402.5**	**103.0**	**200.0**	**237.2**	**421.4**	**961.6**	**145.6**	**193.9**	**140.2**	**174.8**	**654.5**	**(9.2)**	**2.5**	**59.7**	**172.4**	**225.4**
Adjustments:																				
Restructuring and acquisition charges	14.1	28.2	33.5	66.6	142.4	17.2	18.1	15.6	33.8	84.7	19.5	25.9	21.0	38.4	104.8	35.7	11.8	31.6	21.6	100.7
Net non-cash MSR and mortgage banking derivative activity	1.6	(8.6)	(14.7)	(44.9)	(66.6)	(9.7)	(5.7)	(28.1)	(15.8)	(59.3)	3.6	(11.2)	(5.2)	1.8	(11.0)	1.8	0.6	7.1	8.7	18.2
Amortization of acquisition-related intangibles[(a)]	14.5	14.4	14.4	13.8	57.1	13.0	13.3	12.4	14.6	53.3	16.8	15.8	16.9	17.9	67.4	16.5	17.2	16.2	16.1	66.0
Net loss (gain) on disposition	-	(4.8)	-	-	(4.8)	(12.0)	-	(0.4)	-	(12.4)	-	7.5	-	-	7.5	-	1.8	(1.3)	-	0.5
Interest on employee loans, net of forgiveness	-	-	-	-	-	-	-	-	-	-	-	-	-	(9.7)	(9.7)	0.2	(0.9)	(1.6)	(1.3)	(3.6)
Equity losses (earnings) - JLL Technologies and LaSalle	40.3	(13.7)	(12.6)	(7.2)	6.8	(47.6)	(39.6)	(15.7)	(100.5)	(203.4)	(16.9)	(51.7)	0.1	21.5	(47.0)	3.9	109.0	12.1	76.7	201.7
Tax impact of adjusted items[(b)]	(22.6)	(4.0)	(5.4)	(7.9)	(39.9)	8.5	2.9	3.5	14.7	29.6	(5.0)	3.4	(7.7)	(18.2)	(27.5)	(14.7)	(39.8)	(17.5)	(35.1)	(107.1)
Adjusted net income attributable to common shareholders	**53.2**	**26.7**	**147.1**	**270.5**	**497.5**	**72.4**	**189.0**	**224.5**	**368.2**	**854.1**	**163.6**	**183.6**	**165.3**	**226.5**	**739.0**	**34.2**	**102.2**	**106.3**	**259.1**	**501.8**
Diluted shares (in 000's)	52,458	52,173	52,247	52,075	52,282	52,175	52,324	51,944	51,619	52,071	50,957	49,651	48,629	48,263	49,341	48,360	48,334	48,394	48,324	48,288
Adjusted diluted earnings per share	**1.01**	**0.51**	**2.81**	**5.19**	**9.51**	**1.39**	**3.61**	**4.32**	**7.13**	**16.40**	**3.21**	**3.70**	**3.40**	**4.69**	**14.98**	**0.71**	**2.12**	**2.19**	**5.36**	**10.39**

(a) This adjustment excludes the noncontrolling interest portion of amortization of acquisition-related intangibles which is not attributable to common shareholders.
(b) For all quarters of 2023 and second and fourth quarters of 2022, the tax impact of adjusted items was calculated using the applicable statutory rates by tax jurisdiction. For the first and third quarters of 2022, the tax impact of adjusted items was calculated using the consolidated effective tax rate as this was deemed to approximate the tax impact of adjusted items calculated using applicable statutory tax rates. In addition, for the recast periods of Q1 2020 through Q4 2023, we applied the originally determined tax rate on adjustments to the recast total adjustments (inclusive of equity earnings/losses associated with JLL Technologies and LaSalle).

Jones Lang LaSalle Incorporated
(in millions)

Consolidated Balance Sheet	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Assets																				
Current assets:																				
Cash and cash equivalents	720.7	413.5	440.0	574.3	574.3	456.6	494.0	535.9	593.7	593.7	575.8	568.0	489.4	519.3	519.3	485.4	402.5	389.5	410.0	410.0
Trade receivables, net of allowance	1,724.7	1,367.1	1,439.9	1,636.1	1,636.1	1,477.4	1,584.1	1,739.9	2,004.1	2,004.1	1,894.5	1,859.8	1,912.5	2,148.8	2,148.8	1,976.9	1,982.0	1,912.7	2,095.8	2,095.8
Notes and other receivables	444.0	430.5	443.1	469.9	469.9	399.9	381.8	374.5	389.3	389.3	396.4	400.6	377.9	469.5	469.5	481.3	410.9	393.3	446.4	446.4
Reimbursable receivables	1,528.3	1,340.9	1,357.1	1,461.3	1,461.3	1,430.1	1,426.4	1,515.6	1,734.5	1,734.5	1,691.8	1,780.0	1,840.5	2,005.7	2,005.7	1,961.4	1,910.9	2,005.6	2,321.7	2,321.7
Warehouse receivables	1,026.8	819.2	1,750.6	1,529.2	1,529.2	832.1	741.7	2,293.5	822.3	822.3	701.7	634.8	671.9	463.2	463.2	881.6	1,049.0	705.2	677.4	677.4
Short-term contract assets, net of allowance	325.8	315.2	293.0	265.8	265.8	264.7	286.0	313.7	343.1	343.1	338.5	354.3	369.9	359.7	359.7	359.6	357.2	359.7	338.3	338.3
Prepaid and other	427.0	422.5	444.8	517.1	517.1	412.9	414.0	478.1	500.7	500.7	566.7	552.3	707.8	603.5	603.5	625.6	593.3	612.6	567.4	567.4
Total current assets	6,197.3	5,108.9	6,168.5	6,453.7	6,453.7	5,273.7	5,328.0	7,251.2	6,387.7	6,387.7	6,165.4	6,149.8	6,369.9	6,569.7	6,569.7	6,771.8	6,705.8	6,378.6	6,857.0	6,857.0
Property and equipment, net of accumulated depreciation	678.4	675.7	675.4	663.9	663.9	682.0	683.8	693.4	740.0	740.0	749.1	731.7	731.5	582.9	582.9	586.2	585.5	589.4	613.9	613.9
Operating lease right-of-use asset	806.5	800.2	756.8	707.4	707.4	706.5	694.3	692.8	723.4	723.4	769.2	771.4	776.6	776.3	776.3	758.0	761.3	755.3	730.9	730.9
Goodwill	4,104.3	4,120.9	4,164.0	4,224.7	4,224.7	4,201.7	4,205.1	4,212.1	4,611.6	4,611.6	4,597.9	4,519.9	4,454.8	4,528.0	4,528.0	4,543.9	4,577.7	4,541.8	4,587.4	4,587.4
Identified intangibles, net of accumulated amortization	658.7	652.9	653.9	679.8	679.8	687.0	672.5	680.6	887.0	887.0	879.5	871.9	861.6	858.5	858.5	833.1	821.1	803.2	785.0	785.0
Investments	390.8	393.6	389.6	430.8	430.8	545.1	614.0	646.6	745.7	745.7	785.3	901.9	890.9	873.8	873.8	896.0	872.7	865.2	816.6	816.6
Long-term receivables	255.8	250.6	239.8	231.1	231.1	249.7	281.5	278.8	316.4	316.4	327.5	289.2	306.0	331.1	331.1	343.8	372.1	394.4	363.8	363.8
Deferred tax assets, net	232.4	229.2	235.3	296.5	296.5	293.9	285.8	278.0	330.8	330.8	313.2	277.9	249.6	379.6	379.6	391.9	394.6	382.5	497.4	497.4
Deferred compensation plans	374.2	372.4	410.7	446.3	446.3	480.2	503.5	522.2	528.8	528.8	558.3	528.1	520.2	517.9	517.9	551.3	559.5	590.3	604.3	604.3
Other	202.4	206.1	208.1	182.3	182.3	186.6	186.6	191.7	233.6	233.6	247.2	230.5	217.5	175.9	175.9	173.1	175.2	179.8	208.5	208.5
Total assets	**13,900.8**	**12,810.5**	**13,902.1**	**14,316.5**	**14,316.5**	**13,306.4**	**13,455.1**	**15,447.4**	**15,505.0**	**15,505.0**	**15,392.6**	**15,272.3**	**15,378.6**	**15,593.7**	**15,593.7**	**15,849.1**	**15,825.5**	**15,480.5**	**16,064.8**	**16,064.8**
Liabilities and Equity																				
Current liabilities:																				
Accounts payable and accrued liabilities	1,096.2	1,044.8	1,096.7	1,229.8	1,229.8	1,108.7	1,034.6	1,011.3	1,262.8	1,262.8	1,059.4	947.0	858.4	1,236.8	1,236.8	1,110.5	1,054.6	1,074.2	1,406.7	1,406.7
Reimbursable payables	1,053.2	967.9	1,030.3	1,154.5	1,154.5	1,016.6	1,042.3	1,172.8	1,350.0	1,350.0	1,219.2	1,308.3	1,309.4	1,579.5	1,579.5	1,352.3	1,430.2	1,469.4	1,796.9	1,796.9
Accrued compensation and benefits	1,044.2	977.3	1,113.7	1,433.2	1,433.2	1,031.4	1,171.6	1,494.2	2,029.5	2,029.5	1,333.5	1,351.1	1,512.0	1,749.8	1,749.8	1,121.6	1,141.2	1,338.8	1,698.3	1,698.3
Short-term borrowings	125.2	115.1	106.4	62.0	62.0	90.6	102.5	117.6	147.9	147.9	118.2	128.3	244.2	164.2	164.2	104.3	112.1	117.6	147.9	147.9
Current maturities of long-term debt, net	-	-	-	-	-	-	-	-	274.7	274.7	274.7	274.8	-	-	-	-	-	-	-	-
Short-term contract liability and deferred income	152.7	155.8	161.0	192.9	192.9	181.0	174.6	183.6	208.2	208.2	211.3	235.4	221.0	216.5	216.5	205.5	213.6	206.5	226.4	226.4
Warehouse facilities	936.6	789.1	1,723.8	1,498.4	1,498.4	833.5	714.1	2,266.3	795.7	795.7	705.3	622.3	685.0	455.3	455.3	813.6	941.8	574.9	662.7	662.7
Short-term operating lease liability	154.0	159.9	164.0	165.7	165.7	159.1	157.6	153.6	153.8	153.8	155.8	153.1	147.8	156.4	156.4	161.8	164.3	158.5	161.9	161.9
Other	425.3	396.6	406.2	391.3	391.3	270.9	244.8	271.5	263.9	263.9	325.6	316.9	425.9	353.6	353.6	395.6	432.9	485.6	345.3	345.3
Total current liabilities	**4,987.4**	**4,606.5**	**5,802.1**	**6,127.8**	**6,127.8**	**4,691.8**	**4,642.1**	**6,670.9**	**6,486.5**	**6,486.5**	**5,403.0**	**5,337.2**	**5,403.7**	**5,912.1**	**5,912.1**	**5,265.2**	**5,490.7**	**5,425.5**	**6,446.1**	**6,446.1**
Noncurrent liabilities:																				
Credit facility, net of debt issuance costs	1,438.6	689.5	390.4	(8.7)	(8.7)	342.3	336.7	212.2	138.2	138.2	1,113.7	1,364.3	1,587.9	1,213.8	1,213.8	2,089.7	1,840.5	1,591.4	610.6	610.6
Long-term debt, net of debt issuance costs	656.1	665.4	682.9	702.0	702.0	684.0	687.9	678.6	395.6	395.6	387.8	364.4	341.5	372.8	372.8	379.2	380.7	369.5	779.3	779.3
Long-term deferred tax liabilities, net	87.5	71.5	42.9	120.0	120.0	114.6	110.6	105.2	179.7	179.7	196.5	211.6	199.6	194.0	194.0	202.1	191.6	161.0	44.8	44.8
Deferred compensation	368.4	367.5	405.9	450.0	450.0	461.8	485.4	511.0	525.4	525.4	500.0	490.9	483.6	492.4	492.4	508.4	518.3	542.2	580.0	580.0
Long-term operating lease liability	734.9	734.2	705.1	683.9	683.9	692.4	691.1	685.6	714.4	714.4	765.2	748.6	739.5	775.8	775.8	766.2	766.6	764.5	754.5	754.5
Other	590.4	558.4	578.7	623.7	623.7	604.8	594.1	624.3	644.0	644.0	603.7	601.4	613.4	483.3	483.3	476.0	445.2	456.7	439.6	439.6
Total liabilities	**8,863.3**	**7,693.0**	**8,608.0**	**8,698.7**	**8,698.7**	**7,591.7**	**7,547.9**	**9,487.8**	**9,083.8**	**9,083.8**	**8,969.9**	**9,118.4**	**9,369.2**	**9,444.2**	**9,444.2**	**9,686.8**	**9,633.6**	**9,310.8**	**9,654.9**	**9,654.9**
Redeemable noncontrolling interest	8.6	8.1	7.9	7.8	7.8	7.8	7.5	7.5	7.8	7.8	7.5	7.2	7.2	7.0	7.0	7.1	7.1	6.8	-	-
Company shareholders' equity																				
Common Stock	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5
Additional paid-in capital	1,969.6	1,999.3	2,008.1	2,023.3	2,023.3	2,015.5	2,040.6	2,033.7	2,053.7	2,053.7	2,066.8	2,050.7	2,034.5	2,022.6	2,022.6	1,981.3	2,015.3	2,009.5	2,019.7	2,019.7
Retained earnings	3,578.7	3,593.9	3,725.9	3,975.9	3,975.9	4,078.9	4,278.9	4,516.1	4,937.6	4,937.6	5,083.2	5,275.4	5,415.6	5,590.4	5,590.4	5,566.7	5,567.6	5,624.5	5,795.6	5,795.6
Treasury stock	(25.0)	(24.4)	(47.8)	(96.1)	(96.1)	(85.7)	(122.3)	(259.1)	(406.3)	(406.3)	(552.7)	(824.7)	(950.9)	(934.6)	(934.6)	(883.5)	(895.8)	(907.2)	(920.1)	(920.1)
Shares held in trust	(5.6)	(5.7)	(5.6)	(5.6)	(5.6)	(5.4)	(5.3)	(5.2)	(5.2)	(5.2)	(5.1)	(5.1)	(5.1)	(9.8)	(9.8)	(9.8)	(11.6)	(11.4)	(10.4)	(10.4)
Accumulated other comprehensive loss	(571.2)	(537.4)	(477.4)	(377.2)	(377.2)	(383.6)	(383.1)	(430.3)	(395.4)	(395.4)	(419.5)	(583.9)	(723.0)	(648.2)	(648.2)	(621.4)	(611.4)	(671.4)	(591.5)	(591.5)
Total company shareholders' equity	**4,947.0**	**5,026.2**	**5,203.7**	**5,520.8**	**5,520.8**	**5,620.2**	**5,809.3**	**5,855.7**	**6,184.9**	**6,184.9**	**6,173.2**	**5,912.9**	**5,771.6**	**6,020.9**	**6,020.9**	**6,033.8**	**6,064.6**	**6,044.5**	**6,293.8**	**6,293.8**
Noncontrolling interest	81.9	83.2	82.5	89.2	89.2	86.7	90.4	96.4	228.5	228.5	242.0	233.8	230.6	121.6	121.6	121.4	120.2	118.4	116.1	116.1
Total equity	**5,028.9**	**5,109.4**	**5,286.2**	**5,610.0**	**5,610.0**	**5,706.9**	**5,899.7**	**5,952.1**	**6,413.4**	**6,413.4**	**6,415.2**	**6,146.7**	**6,002.2**	**6,142.5**	**6,142.5**	**6,155.2**	**6,184.8**	**6,162.9**	**6,409.9**	**6,409.9**
Total liabilities and equity	**13,900.8**	**12,810.5**	**13,902.1**	**14,316.5**	**14,316.5**	**13,306.4**	**13,455.1**	**15,447.4**	**15,505.0**	**15,505.0**	**15,392.6**	**15,272.3**	**15,378.6**	**15,593.7**	**15,593.7**	**15,849.1**	**15,825.5**	**15,480.5**	**16,064.8**	**16,064.8**

Jones Lang LaSalle Incorporated
(in millions)

Consolidated Statements of Cash Flows	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Cash flows from operating activities:																				
Net income (loss)	**17.6**	**31.9**	**166.5**	**422.7**	**422.7**	**102.4**	**301.8**	**538.5**	**959.3**	**959.3**	**143.9**	**479.4**	**617.5**	**793.4**	**793.4**	**(8.7)**	**(5.5)**	**53.8**	**226.2**	**226.2**
Reconciliation of net income (loss) to net cash (used in) provided by operating activities:																				
Depreciation and amortization	55.0	111.9	166.8	226.4	226.4	53.0	107.5	160.3	217.5	217.5	54.4	109.8	165.5	228.1	228.1	57.5	117.4	176.5	238.4	238.4
Equity losses (earnings)	28.3	13.6	(1.4)	(8.0)	(8.0)	(48.5)	(89.3)	(106.7)	(209.4)	(209.4)	(18.5)	(72.1)	(72.6)	(51.0)	(51.0)	2.6	106.1	117.3	194.1	194.1
Net loss (gain) on the disposition of assets	-	1.1	1.2	1.2	1.2	(11.4)	(11.4)	(11.3)	(10.9)	(10.9)	0.4	(134.8)	(134.8)	(133.9)	(133.9)	-	1.8	0.5	0.5	0.5
Distributions of earnings from investments	3.6	8.7	10.4	11.7	11.7	0.4	4.6	14.6	28.6	28.6	2.6	9.9	14.9	21.2	21.2	3.8	6.0	8.2	12.4	12.4
Provision for loss on receivables and other assets	38.1	54.2	61.4	45.6	45.6	(0.5)	(0.2)	7.5	12.1	12.1	5.5	11.8	17.4	27.0	27.0	7.1	19.0	21.7	20.3	20.3
Amortization of stock-based compensation	18.6	49.3	65.6	83.8	83.8	17.5	43.8	67.8	96.4	96.4	18.6	44.4	69.7	85.8	85.8	16.7	53.0	59.5	78.3	78.3
Net non-cash mortgage servicing rights and mortgage banking derivative activity	1.6	(7.0)	(21.7)	(66.6)	(66.6)	(9.7)	(15.4)	(43.4)	(59.3)	(59.3)	3.6	(7.6)	(12.8)	(11.0)	(11.0)	1.8	2.4	9.5	18.2	18.2
Accretion of interest and amortization of debt issuance costs	1.4	2.7	3.9	5.1	5.1	1.2	2.2	3.2	4.4	4.4	1.3	2.5	3.7	4.8	4.8	1.0	2.1	3.1	4.3	4.3
Other, net	(10.8)	(36.9)	(37.0)	(27.1)	(27.1)	(3.9)	(21.1)	(17.0)	(14.0)	(14.0)	0.6	2.6	4.2	5.9	5.9	0.9	3.6	15.4	17.5	17.5
Change in:																				
Receivables						141.0	47.5	(115.2)	(436.2)	(436.2)	72.5	49.2	(74.1)	(291.3)	(291.3)	160.6	139.8	158.1	11.1	11.1
Reimbursable receivables and reimbursable payables						(107.6)	(77.4)	(38.3)	(82.4)	(82.4)	(89.4)	(94.2)	(162.6)	(52.2)	(52.2)	(181.6)	(51.0)	(110.7)	(93.3)	(93.3)
Prepaid expenses and other assets						1.5	(18.6)	(75.4)	(149.6)	(149.6)	(29.1)	(22.0)	(83.1)	39.9	39.9	(26.5)	(4.9)	(32.0)	(24.0)	(24.0)
Income taxes receivable, payable and deferred						3.1	(26.4)	(19.6)	35.0	35.0	(32.0)	(68.8)	(96.5)	(105.1)	(105.1)	(43.7)	(116.1)	(114.0)	(138.8)	(138.8)
Accounts payable, accrued liabilities and other liabilities						(182.0)	(215.4)	(213.5)	(12.8)	(12.8)	(111.1)	(176.6)	(174.8)	(78.4)	(78.4)	(56.0)	(119.8)	(91.7)	78.5	78.5
Accrued compensation (including net deferred compensation)						(418.3)	(278.3)	58.8	593.7	593.7	(739.7)	(672.9)	(483.5)	(283.3)	(283.3)	(651.8)	(633.2)	(428.8)	(67.9)	(67.9)
Change in working capital items	**(699.5)**	**(274.2)**	**(52.6)**	**419.9**	**419.9**	**(562.3)**	**(568.6)**	**(403.2)**	**(52.3)**	**(52.3)**	**(928.8)**	**(985.3)**	**(1,074.6)**	**(770.4)**	**(770.4)**	**(799.0)**	**(785.2)**	**(619.1)**	**(234.4)**	**(234.4)**
Net cash (used in) provided by operating activities	**(546.1)**	**(44.7)**	**363.1**	**1,114.7**	**1,114.7**	**(461.8)**	**(246.1)**	**210.3**	**972.4**	**972.4**	**(716.4)**	**(539.4)**	**(401.9)**	**199.9**	**199.9**	**(716.3)**	**(479.3)**	**(153.6)**	**575.8**	**575.8**
Cash flows from investing activities:																				
Net capital additions – property and equipment	(44.4)	(77.3)	(112.5)	(149.4)	(149.4)	(34.6)	(69.8)	(111.6)	(175.9)	(175.9)	(46.6)	(86.9)	(136.0)	(205.8)	(205.8)	(49.3)	(88.2)	(137.7)	(186.9)	(186.9)
Net investment asset activity (less than wholly-owned)	(3.2)	(7.7)	(10.2)	1.0	1.0	(37.2)	(41.8)	(53.8)	(70.9)	(70.9)	(12.0)	137.0	132.4	134.8	134.8	-	-	-	-	-
Business acquisitions, net of cash acquired	-	-	-	-	-	(0.2)	(0.2)	(22.2)	(416.8)	(416.8)	(2.0)	(2.0)	(5.7)	(5.7)	(5.7)	-	(13.6)	(13.6)	(13.6)	(13.6)
Capital contributions to investments	(54.0)	(54.9)	(63.2)	(80.3)	(80.3)	(33.8)	(77.4)	(132.3)	(181.1)	(181.1)	(36.5)	(121.4)	(142.3)	(167.3)	(167.3)	(32.8)	(66.2)	(86.8)	(109.4)	(109.4)
Distributions of capital from investments	13.4	24.7	30.5	41.5	41.5	4.0	13.5	39.1	74.0	74.0	5.6	13.1	19.1	24.4	24.4	9.2	12.7	21.5	23.7	23.7
Other, net	(2.3)	5.8	31.2	16.6	16.6	4.0	(38.1)	(35.2)	(35.1)	(35.1)	(2.5)	(2.9)	(15.3)	(23.5)	(23.5)	(1.1)	(5.4)	(3.8)	(4.2)	(4.2)
Net cash used in investing activities	**(90.5)**	**(109.4)**	**(124.2)**	**(170.6)**	**(170.6)**	**(97.8)**	**(213.8)**	**(316.0)**	**(805.8)**	**(805.8)**	**(94.0)**	**(63.1)**	**(147.8)**	**(243.1)**	**(243.1)**	**(74.0)**	**(160.7)**	**(220.4)**	**(290.4)**	**(290.4)**
Cash flows from financing activities:																				
Proceeds from borrowings under credit facility	2,555.0	3,433.0	4,404.0	5,217.0	5,217.0	1,242.0	2,373.0	3,432.0	5,094.0	5,094.0	2,348.0	4,060.0	5,756.0	7,560.0	7,560.0	2,668.0	4,478.0	5,969.0	7,684.0	7,684.0
Repayments of borrowings under credit facility	(1,630.0)	(3,258.0)	(4,529.0)	(5,742.0)	(5,742.0)	(892.0)	(2,023.0)	(3,207.0)	(4,944.0)	(4,944.0)	(1,373.0)	(2,835.0)	(4,306.0)	(6,485.0)	(6,485.0)	(1,793.0)	(3,853.0)	(5,594.0)	(8,284.0)	(8,284.0)
Proceeds from senior notes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	400.0	400.0
Repayment of senior notes	-	-	-	-	-	-	-	-	-	-	-	-	(275.0)	(275.0)	(275.0)	-	-	-	-	-
Net (repayments of) proceeds from short-term borrowings	6.6	(4.8)	(17.1)	(64.3)	(64.3)	36.8	47.6	60.4	91.8	91.8	(27.4)	(12.5)	109.6	20.1	20.1	(62.3)	(55.3)	(46.4)	(24.8)	(24.8)
Payments of deferred business acquisition obligations and earn-outs	(9.8)	(25.0)	(28.9)	(44.4)	(44.4)	(21.0)	(54.3)	(58.3)	(63.7)	(63.7)	(6.0)	(9.2)	(10.4)	(12.6)	(12.6)	(13.6)	(21.8)	(22.6)	(26.6)	(26.6)
Shares repurchased for payment of employee taxes on stock awards	-	-	-	(23.5)	(23.5)	-	-	-	(52.5)	(52.5)	-	-	-	(87.2)	(87.2)	-	-	-	(30.6)	(30.6)
Repurchase of common stock	(25.0)	(19.1)	(50.0)	(100.0)	(100.0)	-	(37.9)	(189.5)	(343.3)	(343.3)	(150.0)	(447.7)	(596.6)	(601.2)	(601.2)	-	(19.5)	(39.4)	(61.6)	(61.6)
Deconsolidation of variable interest entity	-	-	-	-	-	-	-	-	-	-	-	-	-	(20.4)	(20.4)	-	-	-	-	-
Noncontrolling interest (distributions) contributions, net	-	-	-	(0.9)	(0.9)	-	2.2	-	19.0	19.0	-	(134.6)	(135.8)	(142.7)	(142.7)	-	-	(4.2)	(6.5)	(6.5)
Other, net	(13.5)	(12.0)	(22.8)	(13.1)	(13.1)	10.9	7.1	1.7	54.9	54.9	14.9	(19.7)	(41.3)	30.9	30.9	(23.8)	(24.5)	(31.2)	(24.2)	(24.2)
Net cash provided by (used in) financing activities	**883.3**	**114.1**	**(243.8)**	**(771.2)**	**(771.2)**	**376.7**	**314.7**	**39.3**	**(143.8)**	**(143.8)**	**806.5**	**601.3**	**500.5**	**(13.1)**	**(13.1)**	**775.3**	**503.9**	**231.2**	**(374.3)**	**(374.3)**
Effect of currency exchange rate changes on cash, cash equivalents and restricted cash	(21.1)	(15.1)	(4.3)	14.8	14.8	(12.4)	(9.7)	(17.3)	(21.0)	(21.0)	(6.7)	(37.6)	(63.6)	(39.3)	(39.3)	4.5	3.8	(9.6)	6.3	6.3
Net change in cash, cash equivalents and restricted cash	**225.6**	**(55.1)**	**(9.2)**	**187.7**	**187.7**	**(195.3)**	**(154.9)**	**(83.7)**	**1.8**	**1.8**	**(10.6)**	**(38.8)**	**(112.8)**	**(95.6)**	**(95.6)**	**(10.5)**	**(132.3)**	**(152.4)**	**(82.6)**	**(82.6)**
Cash, cash equivalents and restricted cash, beginning of the period	652.1	652.1	652.1	652.1	652.1	839.8	839.8	839.8	839.8	839.8	841.6	841.6	841.6	841.6	841.6	746.0	746.0	746.0	746.0	746.0
Cash, cash equivalents and restricted cash, end of the period	**877.7**	**597.0**	**642.9**	**839.8**	**839.8**	**644.5**	**684.9**	**756.1**	**841.6**	**841.6**	**831.0**	**802.8**	**728.8**	**746.0**	**746.0**	**735.5**	**613.7**	**593.6**	**663.4**	**663.4**
Supplemental disclosure of cash flow information:																				
Restricted cash, beginning of period	200.2	200.2	200.2	200.2	200.2	265.5	265.5	265.5	265.5	265.5	247.9	247.9	247.9	247.9	247.9	226.7	226.7	226.7	226.7	226.7
Restricted cash, end of period	157.0	183.5	202.9	265.5	265.5	187.9	190.9	220.2	247.9	247.9	255.2	234.8	239.4	226.7	226.7	250.1	211.2	204.1	253.4	253.4
Cash paid during the period for:																				
Interest	9.3	29.0	35.0	50.2	50.2	4.5	19.9	24.5	38.8	38.8	5.5	26.4	41.2	74.3	74.3	23.9	65.1	105.6	144.8	144.8
Income taxes, net of refunds	44.4	48.5	101.6	138.5	138.5	30.5	114.8	175.7	262.5	262.5	77.1	201.6	283.7	321.3	321.3	34.8	103.1	126.4	158.5	158.5
Operating leases	47.1	93.6	142.0	191.4	191.4	49.0	98.6	148.2	196.7	196.7	44.0	91.5	137.5	181.6	181.6	47.2	96.2	146.4	194.6	194.6
Non-cash activities:																				
Business acquisitions (including contingent consideration)	-	-	-	-	-	3.8	3.8	31.3	68.6	68.6	2.0	2.0	5.3	5.3	5.3	-	-	-	-	-
Non-cash consideration received for deposition	-	-	-	-	-	23.9	23.9	23.9	23.9	23.9	-	15.8	15.8	15.8	15.8	-	-	-	-	-
Deferred business acquisition obligations	-	-	-	-	-	-	-	-	10.0	10.0	1.4	1.4	3.1	3.1	3.1	-	-	-	-	-

Reconciliation to Free Cash Flow	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Net cash (used in) provided by operating activities	(546.1)	(44.7)	363.1	1,114.7	1,114.7	(461.8)	(246.1)	210.3	972.4	972.4	(716.4)	(539.4)	(401.9)	199.9	199.9	(716.3)	(479.3)	(153.6)	575.8	575.8
Net capital additions - property and equipment	(44.4)	(77.3)	(112.5)	(149.4)	(149.4)	(34.6)	(69.8)	(111.6)	(175.9)	(175.9)	(46.6)	(86.9)	(136.0)	(205.8)	(205.8)	(49.3)	(88.2)	(137.7)	(186.9)	(186.9)
Free Cash Flow	(590.5)	(122.0)	250.6	965.3	965.3	(496.4)	(315.9)	98.7	796.5	796.5	(763.0)	(626.3)	(537.9)	(5.9)	(5.9)	(765.6)	(567.5)	(291.3)	388.9	388.9

Jones Lang LaSalle Incorporated

	Legacy AUM Methodology															Current AUM Methodology				
	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
LaSalle assets under management (AUM) (in billions)																				
Period beginning balance	**67.6**	**69.5**	**65.0**	**65.7**	**67.6**	**68.9**	**70.9**	**73.4**	**74.7**	**68.9**	**76.6**	**77.8**	**82.1**	**81.7**	**76.6**	**90.3**	**93.5**	**93.2**	**92.9**	**90.3**
Foreign currency increases (decreases)	1.4	(1.6)	0.5	1.5	1.8	1.9	(1.1)	0.2	(1.0)	0.0	(0.5)	(1.6)	(3.5)	(3.6)	(9.2)	3.0	(0.1)	(0.7)	(1.7)	0.5
Net valuations increases (decreases)	1.2	(1.9)	(0.2)	0.5	(0.4)	0.9	3.3	1.7	1.9	7.8	3.0	3.1	0.9	0.2	7.2	(1.6)	(0.5)	(0.5)	(1.4)	(4.0)
Acquisitions	3.7	2.1	1.4	2.9	10.1	1.1	1.9	1.5	2.8	7.3	3.1	3.9	3.2	2.0	12.2	1.3	1.1	1.1	0.5	4.0
Dispositions and withdrawals	(4.4)	(3.1)	(1.0)	(1.7)	(10.2)	(1.9)	(1.6)	(2.1)	(1.8)	(7.4)	(4.4)	(1.1)	(1.0)	(1.2)	(7.7)	(3.3)	(0.8)	(0.4)	(1.2)	(5.7)
UCCC + Cash																3.8	0.0	0.2	(0.1)	3.9
Period ending balance	**69.5**	**65.0**	**65.7**	**68.9**	**68.9**	**70.9**	**73.4**	**74.7**	**76.6**	**76.6**	**77.8**	**82.1**	**81.7**	**79.1**	**79.1**	**93.5**	**93.2**	**92.9**	**89.0**	**89.0**

Note: To more closely conform with the methodology of similarly titled metrics provided by other industry participants, the calculation of AUM was refined in 2024 to include uncalled committed capital and cash held on behalf of clients based on a new standard industry definition developed by industry groups NCREIF, INREV and ANREV. Under the new methodology, AUM was $89.0 billion as of December 31, 2023.

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Restructuring and acquisition charges (in millions)																				
Severance and other employment-related charges	1.3	7.0	19.3	41.4	69.0	1.8	(0.9)	1.2	12.2	14.3	3.3	8.3	9.4	23.5	44.5	25.7	5.8	16.4	14.2	62.1
Restructuring, pre-acquisition and post-acquisition charges	21.0	20.6	14.8	31.8	88.2	15.5	17.9	14.4	20.0	67.8	16.9	16.6	11.7	18.4	63.6	10.0	6.6	15.1	11.3	43.0
Fair value adjustments that resulted in a net (decrease) increase to earn-out liabilities from prior-period acquisition activity	(8.2)	0.6	(0.6)	(6.6)	(14.8)	(0.1)	1.1	-	1.6	2.6	(0.7)	1.0	(0.1)	(3.5)	(3.3)	-	(0.6)	0.1	(3.9)	(4.4)
Total restructuring and acquisition charges	**14.1**	**28.2**	**33.5**	**66.6**	**142.4**	**17.2**	**18.1**	**15.6**	**33.8**	**84.7**	**19.5**	**25.9**	**21.0**	**38.4**	**104.8**	**35.7**	**11.8**	**31.6**	**21.6**	**100.7**

(i) Adjusted EBITDA attributable to common shareholders ("Adjusted EBITDA"), (ii) Adjusted net income attributable to common shareholders and Adjusted diluted earnings per share, (iii) Free Cash Flow Effective January 1, 2024, the definitions of Adjusted EBITDA and Adjusted net income attributable to common shareholders were updated to exclude certain equity earnings/losses as further described below. Comparable periods have been recast to conform to the revised presentation. Also effective with first-quarter 2024 reporting, the company no longer reports the non-GAAP measures "Fee revenue" and "Fee-based operating expenses" following the conclusion of a comment letter from the Securities and Exchange Commission Staff in February 2024. Management uses certain non-GAAP financial measures to develop budgets and forecasts, measure and reward performance against those budgets and forecasts, and enhance comparability to prior periods. These measures are believed to be useful to investors and other external stakeholders as supplemental measures of core operating performance and include the following: However, non-GAAP financial measures should not be considered alternatives to measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”). Any measure that eliminates components of a company’s capital structure, cost of operations or investments, or other results has limitations as a performance measure. In light of these limitations, management also considers GAAP financial measures and does not rely solely on non-GAAP financial measures. Because the company's non-GAAP financial measures are not calculated in accordance with GAAP, they may not be comparable to similarly titled measures used by other companies. Adjustments to GAAP Financial Measures Used to Calculate non-GAAP Financial Measures Equity Earnings/Losses (JLL Technologies and LaSalle) primarily reflects valuation changes on investments reported at fair value. Investments reported at fair value are increased or decreased each reporting period by the change in the fair value of the investment. Where the measurement alternative has been elected, our investment is increased or decreased upon observable price changes. Such activity is excluded as the amounts are generally non ‑ cash in nature and not indicative of core operating performance. Net Non-Cash Mortgage Servicing Rights ("MSR") and Mortgage Banking Derivative Activity consists of the balances presented within Revenue composed of (i) derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity and (ii) gains recognized from the retention of MSR upon origination and sale of mortgage loans, offset by (iii) amortization of MSR intangible assets over the period that net servicing income is projected to be received. Non-cash derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity are calculated as the estimated fair value of loan commitments and subsequent changes thereof, primarily represented by the estimated net cash flows associated with future servicing rights. MSR gains and corresponding MSR intangible assets are calculated as the present value of estimated cash flows over the estimated mortgage servicing periods. The above activity is reported entirely within Revenue of the Capital Markets segment. Excluding net non-cash MSR and mortgage banking derivative activity reflects how the company manages and evaluates performance because the excluded activity is non-cash in nature. Restructuring and Acquisition Charges primarily consist of: (i) severance and employment-related charges, including those related to external service providers, incurred in conjunction with a structural business shift, which can be represented by a notable change in headcount, change in leadership or transformation of business processes; (ii) acquisition, transaction and integration-related charges, including fair value adjustments, which are generally non-cash in the periods such adjustments are made, to assets and liabilities recorded in purchase accounting such as earn-out liabilities and intangible assets; and (iii) lease exit charges. Such activity is excluded as the amounts are generally either non-cash in nature or the anticipated benefits from the expenditures would not likely be fully realized until future periods. Restructuring and acquisition charges are excluded from segment operating results and therefore not a line item in the segments’ reconciliation to Adjusted EBITDA. Amortization of Acquisition-Related Intangibles , primarily composed of the estimated fair value ascribed at closing of an acquisition to assets such as acquired management contracts, customer backlog and relationships, and trade name, is more notable following the company's increase in acquisition activity in recent years. Such non-cash activity is excluded as the change in period-over-period activity is generally the result of longer-term strategic decisions and therefore not necessarily indicative of core operating results. Gain or Loss on Disposition reflects the gain or loss recognized on the sale of businesses. Given the low frequency of business disposals by the company historically, the gain or loss directly associated with such activity is excluded as it is not considered indicative of core operating performance. Interest on Employee Loans, Net of Forgiveness reflects interest accrued on employee loans less the amount of accrued interest forgiven. Certain employees (predominantly in our Leasing and Capital Markets businesses) receive cash payments structured as loans, with interest. Employees earn forgiveness of the loan based on performance, generally calculated as a percentage of revenue production. Such forgiven amounts are reflected in Compensation and benefits expense. Given the interest accrued on these employee loans and subsequent forgiveness are non-cash and the amounts perfectly offset over the life of the loan, the activity is not indicative of core operating performance and is excluded from non-GAAP measures.